UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                   May 1, 2007
                                   -----------
                Date of Report (Date of earliest event reported)


                                PhotoMedex, Inc.
                                ----------------
             (Exact name of Registrant as specified in its charter)


          Delaware                       0-11635             59-2058100
          --------                       -------             ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
        of incorporation)                                   Identification No.)

             147 Keystone Drive, Montgomeryville, Pennsylvania 18936
             -------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (215) 619-3600
                                 --------------
               Registrant's telephone number, including area code

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Principal Officers; Election of
                  ---------------------------------------------------------
                  Directors; Appointment of Principal Officers.
                  ---------------------------------------------

                  On May 1, 2007, Stephen P. Connelly was unanimously appointed by the Board of Directors of the Registrant to be a director on the Board. Mr. Connelly will serve on both the Compensation and the Nominations and Corporate Governance Committees.

                  The position of Chief Medical Advisor to the Board was created and filled by Richard Rox Anderson, M.D.

                  Warwick Alex Charlton's resignation was accepted.

                  A copy of the Registrant's Press Release dated May 3, 2007 announcing these changes is attached hereto as Exhibit 99.1

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

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

         99.1       Press Release, dated May 3, 2007.

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

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PHOTOMEDEX, INC.



Dated: May 3, 2007                    By: /s/Jeffrey F. O'Donnell
                                         --------------------------------
                                      Jeffrey F. O'Donnell
                                      Chief Executive Officer

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

                                  EXHIBIT INDEX
                                  -------------





Exhibit Number                                       Description
--------------                                       -----------

     99.1 PhotoMedex Press Release dated May 3, 2007, reporting the announcement that Stephen P. Connelly was appointed to the Board of Directors of PhotoMedex, Inc.; Warwick Alex Charlton's resignation was accepted by the Board; and a newly created position of Chief Medical Advisor to the Board was filled by Richard Rox Anderson, MD.


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